UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 24, 2004
                                                        -----------------

                        CollaGenex Pharmaceuticals, Inc.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Delaware                         0-28308                    52-1758016
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)


41 University Drive, Newtown, Pennsylvania                         18940
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (215) 579-7388
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                 (Registrant's telephone number, including area
                                      code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 12. Results of Operations and Financial Condition.

         On February 24, 2004, CollaGenex Pharmaceuticals, Inc., a Delaware corporation, announced its financial results for the quarter and year ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                        COLLAGENEX PHARMACEUTICALS, INC.



                        By: /s/ Nancy C. Broadbent
                           ---------------------------------------------
                           Nancy C. Broadbent
                           Chief Financial Officer
                          (Principal Financial Officer)


Date:  February 24, 2004

                                  EXHIBIT INDEX

Exhibit No.     Description
----------      ------------
99.1            Press release of CollaGenex Pharmaceuticals, Inc., dated
                February 24, 2004.